UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

NeoVolta, Inc

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13651 Danielson Street, Suite A

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2022, NeoVolta, Inc. (the “Company”) priced an underwritten public offering (“Offering”) of its units (the “Units”), at an offering price of $4.00 per Unit (the “Offering Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-264275), as amended (the “Registration Statement”). Each Unit consists of: (a) one share of Company common stock, $0.001 par value per share (the “Common Stock”), and (b) one warrant (the “Warrants”) to purchase one share of Common Stock at an exercise price equal to $4.00 per share, exercisable until the fifth anniversary of the issuance date. On July 27, 2022, in connection with the pricing of the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC, as representative of the underwriters listed on Schedule I thereto (the “Underwriter”), pursuant to which the Company agreed to offer and sell 975,000 Units at the Offering Price. The Underwriters were granted a 45-day option to purchase up to an additional 146,250 Shares of Common Stock and/or Warrants from the Company. The Underwriter partially exercised the foregoing option to purchase an additional 146,250 Warrants. The offering closed and the securities representing the Units were delivered on August 1, 2022.

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of, the form of Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1.

This description of the Warrants is qualified in its entirety by reference to the full text of the form of Warrant and Warrant Agent Agreement attached hereto as Exhibits 4.1 and 4.2, respectively, which are hereby incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2022, Susan Snow and John Hass were appointed to the board of directors of the Company. The board of directors determined that Ms. Snow and Mr. Hass are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective upon their appointment, the board of directors established the following committees: (i) audit committee consisting of Susan Snow (chairperson), John Hass and James Amos; (ii) compensation committee consisting of John Hass (chairperson), James Amos and Susan Snow; and (iii) nominating and governance committee consisting of John Hass (chairperson), Susan Snow and James Amos.

Item 7.01. Regulation FD Disclosure.

On July 27, 2022 and August 1 2022, the Company issued press releases announcing the pricing of the Offering and the closing of the Offering, respectively. In connection with the pricing of the Offering, the Company’s Common Stock and Warrants were listed for trading on The Nasdaq Capital Market under the symbols “NEOV” and “NEOVW,” respectively, beginning on July 28, 2022. Copies of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

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Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibit
1.1	Form of Underwriting Agreement (incorporated by reference to exhibit 1.1 of the Form S-1 file no. 333-264275)
4.1	Form of Warrant (incorporated by reference to exhibit 4.3 of the Form S-1 file no. 333-264275)
4.2	Form of Warrant Agent Agreement (incorporated by reference to exhibit 4.4 of the Form S-1 file no. 333-264275)
99.1	Press release dated July 27, 2022
99.2	Press release dated August 1, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NeoVolta, Inc.
By	/s/ Steve Bond
Steve Bond Chief Financial Officer

Date: August 1, 2022

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